Exhibit 10.6

FIRST AMENDMENT

TO

LASER PHOTONICS CORPORATION

2019 STOCK INCENTIVE PLAN

This FIRST AMENDMENT TO LASER PHOTONICS CORPORATION 2019 STOCK INCENTIVE PLAN (this “Amendment”) of the Laser Photonics Corporation 2019 Stock Incentive Plan (the “Plan”) is made as of the 11th day of November, 2026, by the Board of Directors (the “Board”) of LASE Corp., a Delaware corporation (the “Company”), pursuant to Section 14.6 of the Plan. All terms used by not defined herein shall have the meaning set forth in the Plan.

RECITALS

WHEREAS, the Board may terminate, amend, or modify the Plan pursuant to Section 14.6 of the Plan.

AGREEMENT

NOW, THEREFORE, the Plan is hereby amended retroactively as of March 5, 2021 as follows:

1. Sections 1 and 14.16 of the Plan shall hereby be amended as follows:

(a) The references to “Wyoming” in Sections 1 and 14.16 of the Plan are hereby replaced with “Delaware”.

2. For purposes of the Plan, the Company shall mean LASE Corp., a Delaware corporation.

3. Miscellaneous.

(a) Amendments. Except as specifically modified herein, the Plan shall remain in full force and effect in accordance with all of the terms and conditions thereof except that the Plan is hereby amended in all other respects, if any, necessary to conform with the intent of the amendments set forth in this Amendment. Upon the effectiveness of this Amendment, each reference in the Plan to “the Plan,” “hereunder,” “herein,” or words of similar import shall mean and be a reference to the Plan as amended by this Amendment.

(b) Severability. Each provision of this Amendment shall be considered severable and if for any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Amendment that are valid, enforceable and legal.

(c) Governing Law. This Amendment shall be governed in accordance with the laws of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

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